                                                                   Exhibit 23.04



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We have issued our report dated February 6, 1998, accompanying financial statements of Town & Country Electric Inc. contained in Form S-4 for Building One Services Corporation. We consent to the use of the aforementioned reports in Form S-4.



                                                 /s/ Grant Thornton LLP
                                                 -------------------------------
                                                     Grant Thornton LLP

Appeleton, Wisconsin
June 23, 1999

                                                                   EXHIBIT 23.04


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We have issued our report dated February 12, 1998, accompanying the financial statements of Garfield Electric Company contained in the Registration Statement on Form S-4 for Building One Services Corporation. We consent to the use of the aforementioned reports in the Registration Statement on Form S-4.


                                                 /s/ Grant Thornton LLP
                                                 ------------------------------
                                                     Grant Thornton LLP

Cincinnati, Ohio
June 25, 1999

                                                                   EXHIBIT 23.04

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We have issued our report dated February 12, 1998, accompanying the financial statements of Indecon, Inc. contained in the Registration Statement on Form S-4 for Building One Services Corporation. We consent to the use of the aforementioned reports in the Registration Statement on Form S-4.



                                                 /s/ Grant Thornton LLP
                                                 -------------------------------
                                                     Grant Thornton LLP

Cincinnati, Ohio
June 25, 1999